UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 26, 2026

THE WESTERN UNION COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-32903	20-4531180
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7001 East Belleview Avenue
Denver, CO	80237
(Address of principal executive offices)	(Zip Code)

(866) 405-5012

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	WU	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events.

On March 9, 2026, The Western Union Company (the “Company”) completed the offering and sale of $450,000,000 aggregate principal amount of its 4.750% Notes due 2029 (the “Notes”) pursuant to an Underwriting Agreement, dated February 26, 2026 (the “Underwriting Agreement”), entered into by the Company with Citigroup Global Markets Inc., BofA Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein, with respect to the offering and sale of the Notes by the Company. The Notes were issued under the Company’s Registration Statement on Form S-3 (Registration No. 333-290539), and pursuant to the Indenture, dated as of November 17, 2006, as supplemented by the First Supplemental Indenture, dated as of September 6, 2007, and the Second Supplemental Indenture, dated as of May 3, 2019, each between the Company and Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as trustee (the “Base Trustee”), and as further supplemented by the Third Supplemental Indenture, dated as of March 9, 2026, by and among the Company, U.S. Bank Trust Company, National Association, as series trustee, and the Base Trustee.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Third Supplemental Indenture and the form of the Notes are filed as Exhibit 4.1 and Exhibit 4.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

In connection with the issuance of the Notes, Sidley Austin LLP provided the Company with the legal opinion attached to this Current Report on Form 8-K as Exhibit 5.1.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description of Exhibit

1.1	Underwriting Agreement, dated as of February 26, 2026, by and among the Company, Citigroup Global Markets Inc., BofA Securities, Inc., U.S. Bancorp Investments, Inc. and Wells Fargo Securities, LLC, as Representatives of the several Underwriters named therein.

4.1	Third Supplemental Indenture, dated as of March 9, 2026, by and among The Western Union Company, Computershare Trust Company, N.A., as successor to Wells Fargo Bank, National Association, as base trustee, and U.S. Bank Trust Company, National Association, as series trustee.

4.2	Form of 4.750% Notes due 2029 (included in Exhibit 4.1 hereto).

5.1	Opinion of Sidley Austin LLP relating to the Notes.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1 hereto).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WESTERN UNION COMPANY

Dated: March 9, 2026	By:	/s/ Benjamin Adams
	Name: Title:	Benjamin Adams Executive Vice President and Chief Legal Officer